Exhibit 35.6

AEGON USA Realty Advisors, LLC

6300 C Street SW

Cedar Rapids, Iowa 52499

February 28, 2020
Officer’s Certificate

(A)a review of Aegon USA Realty Advisors, LLC’s activities during the preceding calendar year, 2019 (the “Reporting Period”), and its performance under the applicable pooling and servicing agreement, trust and servicing agreement or sub-servicing agreement pertaining to the transactions in Appendix A, has been made under my supervision and

(B)to the best of my knowledge, based on such review, Aegon USA Realty Advisors, LLC has fulfilled all its obligations under the applicable pooling and servicing agreement, trust and servicing agreement or sub-servicing agreement pertaining to the transactions below, in all material respects throughout the Reporting Period.

Report on Assessment of Compliance with Applicable Servicing Criteria Pursuant to Item 1122(d) of Regulation AB under the Securities Exchange Act of 1934

AEGON USA Realty Advisors, LLC

/s/ Sarah Swartzendruber

Sarah Swartzendruber
Vice President

February 28, 2020

Appendix A

Commercial Mortgage Backed Securities Transactions
Included in Aegon USA Realty Advisors, LLC’s Platform

•	WFLD 2014-MONT Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2014 – MONT
•	COMM 2013-300P Mortgage Trust, Commercial Mortgage Pass-Through Certificates
•	BAMLL Commercial Mortgage Securities Trust 2013-WBRK, Commercial Mortgage Pass-Through Certificates, Series 2013-WBRK
•	Four Times Square Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-4 TS
•	GS Mortgage Securities Corporation Trust 2015-590M
•	BAMLL Commercial Mortgage Securities Trust 2015-ASTR
•	BAMLL Commercial Mortgage Securities Trust 2015-HAUL
•	BAMLL Commercial Mortgage Securities Trust 2015-200P
•	Morgan Stanley Capital I Trust 2013-ALTM Commercial Mortgage Pass-Through Certificates, Series 2013-ALTM
•	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
•	BBCMS 2016-ETC Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-ETC
•	Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR
•	Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL
•	GS Mortgage Securities Corporation Trust 2016-RENT MZB Commercial Mezzanine Pass-Through Certificates, Series 2016-RENT MZB
•	Bank Of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7, Commercial Mortgage Pass-Through Certificates Series 2015-UBS7BACM15U7
•	BAMLL Commercial Mortgage Securities Trust 2016-SS1
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3 (Charles River)
•	COMM 2016-667M Mortgage Trust
•	CFCRE 2016-C6 Mortgage Trust (Potomac Mills)
•	GS Mortgage Securities Trust 2016-GS4 (225 Bush Street)
•	DBWF 2016-85T Mortgage Trust
•	GS Mortgage Securities Corporation Trust 2017-485L
•	CSMC Trust 2017-LSTK
•	245 Park Avenue Trust 2017-245P
•	UBS Commercial Mortgage Trust 2017-C1
•	BXP Trust 2017-GM
•	HMH Trust 2017-NSS
•	IMT Trust 2017-APTS
•	CSMC 2017-MOON
•	MAD Mortgage Trust 2017-330M
•	CGDBB Commercial Mortgage Trust 2017-BIOC
•	BXP Trust 2017-CC
•	BBCMS 2017-DELC Mortgage Trust
•	GS Mortgage Securities Corporation Trust 2017-375H
•	UBS Commercial Mortgage Trust 2017-C4
•	DBUBS 2017-BRBK Mortgage Trust
•	BX Trust 2017-CQHP
•	BAMLL Commercial Mortgage Securities Trust 2017-SCH
•	GS Mortgage Securities Corporation Trust 2017-FARM

Appendix A

Commercial Mortgage Backed Securities Transactions
Included in Aegon USA Realty Advisors, LLC’s Platform

•	Wells Fargo Commercial Mortgage Trust 2017-SMP
•	Wells Fargo Commercial Mortgage Trust 2017-HSDB
•	Wells Fargo Commercial Mortgage Trust 2018-BXI, Commercial Mortgage Pass-Through Certificates, Series 2018-BXI
•	Citigroup Commercial Mortgage Trust 2018-TBR, Commercial Mortgage Pass Through Certificates, Series 2018-TBR
•	Natixis Commercial Mortgage Securities Trust 2018-ALXA, Commercial Mortgage Pass-Through Certificates, Series 2018-ALXA
•	UBSCM 2018-NYCH Mortgage Trust Commercial Mortgage Pass-Through Certificates
•	BX Commercial Mortgage Trust 2018-BIOA, Commercial Mortgage Pass-Through Certificates, Series 2018-BIOA
•	Commercial Mortgage Pass Through Certificates Series 2018-C9
•	Commercial Mortgage Pass-Through Certificates Series 2018-BNK12
•	DBWF 2018-AMXP Mortgage Trust Commercial Mortgage Pass-Through Certificates
•	BX Trust 2018-GW, Commercial Mortgage Pass-Through Certificates, Series 2018-GW
•	BX Trust 2018-BILT, Commercial Mortgage Pass-Through Certificates, Series 2018-BILT
•	COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME
•	DBGS 2018-BIOD Mortgage Trust Commercial Mortgage Pass-Through Certificates
•	Independence Plaza Trust 2018-INDP Commercial Mortgage Pass-Through Certificates, Series 2018-INDP
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON Commercial Mortgage Pass-Through Certificates, Series 2018-AON
•	Commercial Mortgage Pass Through Certificates Series 2018-FL1
•	Wells Fargo Commercial Mortgage Trust 2018-1745, Commercial Mortgage Pass-Through Certificates, Series 2018-1745
•	Wells Fargo Commercial Mortgage Trust 2018-AUS, Commercial Mortgage Pass-Through Certificates, Series 2018-AUS
•	Morgan Stanley Capital I Trust 2018-SUN Commercial Mortgage Pass-Through Certificates, Series 2018-SUN
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-PHH, Commercial Mortgage Pass-Through Certificates, Series 2018-PHH
•	BAMLL Commercial Mortgage Securities Trust 2018-PARK
•	BX Trust 2018-EXCL, Commercial Mortgage Pass-Through Certificates, Series 2018-EXCL
•	BX Commercial Mortgage Trust 2018-IND, Commercial Mortgage Pass Through Certificates, Series 2018-IND
•	SG Commercial Mortgage Securities Trust 2019-787E, Commercial Mortgage Pass-Through Certificates, Series 2019-787E
•	BX Trust 2019-RP, Commercial Mortgage Pass-Through Certificates, Series 2019-RP
•	COMM 2016-GCT Mortgage Trust, Commercial Mortgage Pass-Through Certificates
•	SG Commercial Mortgage Securities Trust 2019-PREZ, Commercial Mortgage Pass-Through Certificates, Series 2019-PREZ
•	BX Commercial Mortgage Trust 2019-XL, Commercial Mortgage Pass-Through Certificates, Series 2019-XL
•	Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC

Appendix A

Commercial Mortgage Backed Securities Transactions
Included in Aegon USA Realty Advisors, LLC’s Platform

•	BAMLL Commercial Mortgage Securities Trust 2019-BPR, Commercial Mortgage Pass-Through Certificates, Series 2019-BPR
•	Hilton USA Trust 2016-HHV
•	VNDO Trust 2016-350P
•	LB-UBS Commercial Mortgage Trust 2004-C8
•	CSMC Trust 2015-GLPA
•	CSMC Trust 2015-GLPB
•	STWD 2018-URB Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-URB
•	Morgan Stanley Capital I Trust 2013-WLSR Commercial Mortgage Pass-Through Certificates, Series 2013-WLSR
•	CSMC Trust 2016-MFF
•	Great Wolf Trust 2017-WOLF
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-MAUI
•	CSMC Trust 2017-HD